UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2011

AMERICAN RENAL ASSOCIATES HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-175708	27-2170749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 Cherry Hill Drive Beverly, Massachusetts 01915
(Address of Principal Executive Office)

Registrant’s telephone number, including area code (978) 922-3080

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

The information contained in Item 7.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.02.

ITEM 7.01 Regulation FD Disclosure.

On August 11, 2011, American Renal Associates Holdings, Inc., a Delaware corporation (the “Company”), announced its financial results for the quarter ended June 30, 2011. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

ITEM 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated August 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RENAL ASSOCIATES HOLDINGS, INC.

Date: August 11, 2011	By:	/s/ Michael R. Costa
Michael R. Costa
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated August 11, 2011.